UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2007 (October 23, 2007)

JOURNAL REGISTER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

790 Township Line Road, Yardley, Pennsylvania		19067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 504-4200

Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     At a regular meeting of the Board of Directors of Journal Register Company (the “Company”) held on October 23, 2007, the Board of Directors approved an amendment to the Company’s By-Laws to allow for the issuance of uncertificated shares. The amendment was adopted to comply with the New York Stock Exchange requirement that securities listed on the NYSE be eligible for the Direct Registration System by January 2008. This summary is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated By-Laws of Registrant, as amended through October 23, 2007.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY
(Registrant)

Date: October 25, 2007		/s/ Edward J. Yocum
	By:	Edward J. Yocum
	Title:	Senior Vice President,
General Counsel & Corporate Secretary

Exhibit Index

Exhibit Description

3.1         Amended and Restated By-Laws of Registrant, as amended through October 23, 2007.